Exhibit 10.10

NON-EMPLOYEE DIRECTOR

MAVENIR SYSTEMS, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares (the “Option Shares”) of the Common Stock of Mavenir Systems, Inc., a Delaware corporation (the “Company”):

Optionee:

Grant Date:

Vesting Commencement Date:

Exercise Price: $                                         per share

Number of Option Shares:                      shares of Common Stock

Expiration Date:

Type of Option:                  Incentive Stock Option

✓ Non-Qualified Stock Option

Date Exercisable This Option shall become vested and exercisable with respect to 100% of the Option Shares on the earlier of: (i) the first anniversary of the Grant Date or (ii) the date that is one day prior to the date of the next regular annual meeting of the stockholders of the Company following the Grant Date. In no event shall the Option vest or become exercisable for any additional Option Shares following Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to a written agreement with Optionee. Notwithstanding the foregoing, in the event of a Change of Control, all then-unvested Option Shares shall become vested and exercisable immediately prior to, but subject to the consummation of, such Change of Control.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Mavenir Systems, Inc. 2013 Equity Incentive Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit B.

At Will Employment. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, in the attached Stock Option Agreement or in the Plan.

MAVENIR SYSTEMS, INC.

By:
Name:
Title:

OPTIONEE

Signature:
Print Name:
Address:

Attachments:

Exhibit A – Stock Option Agreement

Exhibit B – 2013 Equity Incentive Plan

Notice of Grant of Stock Option

EXHIBIT A

STOCK OPTION AGREEMENT

NON-EMPLOYEE DIRECTOR

MAVENIR SYSTEMS, INC.

STOCK OPTION AGREEMENT

RECITALS

A. The Board has adopted the 2013 Equity Incentive Plan (the “Plan”) for the purpose of retaining the services of selected Employees, Directors and Consultants in the service of the Company (or any Affiliate).

B. Optionee is to render valuable services to the Company (or an Affiliate), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s grant of an option to Optionee.

C. All capitalized terms in this Agreement not defined herein shall have the meaning assigned to them in the Grant Notice (as defined below) or in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date as specified in the Notice of Grant of Stock Option accompanying this Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby (the “Grant Notice”), an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Section 2 at the Exercise Price.

2. Option Term. This Option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the date on which the option expires as specified in the Grant Notice (the “Expiration Date”), unless sooner terminated in accordance with Sections 5 or 6.

3. Limited Transferability.

(a) This Option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this Option, and this Option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon Optionee’s death while holding this Option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this Option may, pursuant to Section 5, be exercised following Optionee’s death.

(b) Then this Option may be assigned in whole or in part during Optionee’s lifetime to one or more of Optionee’s Family Members or to a trust established for the exclusive benefit of Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment.

Exhibit A to Notice of Grant of Stock Option

4. Dates of Exercise. This Option shall vest and become exercisable for the Option Shares in one or more installments as specified in the Grant Notice (the “Exercise Schedule”). As the Option becomes exercisable for such installments, those installments shall accumulate, and the Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the Option term under Sections 5 or 6.

5. Cessation of Service. The option term specified in Section 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Cause) while this Option is outstanding, then Optionee (or any person or persons to whom this Option is transferred pursuant to a permitted transfer under Section 3) shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this Option, but in no event shall this Option be exercisable at any time after the Expiration Date.

(b) Should Optionee die while this Option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or, if applicable, the person to whom the option is transferred during Optionee’s lifetime pursuant to a permitted transfer under Section 3 shall have the right to exercise this Option. However, if Optionee dies while holding this Option and has an effective beneficiary designation in effect for this Option at the time of his or her death, then the designated beneficiary or beneficiaries shall have the exclusive right to exercise this Option following Optionee’s death. Any such right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.

(c) Should Optionee cease Service by reason of Permanent Disability while this Option is outstanding, then Optionee (or any person or persons to whom this Option is transferred pursuant to a permitted transfer under Section 3) shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this Option. In no event shall this Option be exercisable at any time after the Expiration Date.

(d) During the limited period of post-Service exercisability, this Option may not be exercised in the aggregate for more than the number of Option Shares for which this Option is, at the time of Optionee’s cessation of Service, exercisable pursuant to the Exercise Schedule specified in the Grant Notice or the special vesting acceleration provisions of Section 6. No additional Option Shares shall vest, whether pursuant to the normal Exercise Schedule specified in the Grant Notice or the special vesting acceleration provisions of Section 6, following Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator pursuant to an express written agreement with Optionee. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised.

Exhibit A to Notice of Grant of Stock Option

(e) Should Optionee’s Service be terminated for Cause or should Optionee otherwise engage in conduct constituting grounds for a termination for Cause while this Option is outstanding, then this Option shall terminate immediately and cease to remain outstanding.

6. Change of Control.

(a) Should a Change of Control occur during Optionee’s period of Service, then this Option, to the extent outstanding at the time but not otherwise exercisable in full, shall automatically vest in full so that this Option shall, immediately prior to the effective date of the Change of Control, become exercisable for all of the Option Shares as fully vested shares and may be exercised for any or all of those Option Shares as vested shares.

(b) Immediately following the Change of Control, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change of Control transaction.

(c) If this Option is assumed in connection with a Change of Control or otherwise continued in effect, then this Option shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change of Control had the Option been exercised immediately prior to such Change of Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent that the actual holders of the Company’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change of Control, the successor corporation may, in connection with the assumption or continuation of this Option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change of Control provided such common stock is readily traded on an established U.S. securities exchange or market.

7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration or should the value of the outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, then equitable adjustments shall be made to (i) the total number and/or class of securities subject to this Option and (ii) the Exercise Price. The adjustments shall be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate in order to reflect such change, and those adjustments shall be final, binding and conclusive.

8. Stockholder Rights. The holder of this Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become the record holder of the purchased shares.

Exhibit A to Notice of Grant of Stock Option

9. Manner of Exercising Option.

(a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising this Option) must take the following actions:

(i) Complete and submit to the Secretary of the Company or a person designated by the Secretary of the Company the Notice of Exercise attached as Exhibit I attached hereto or comply with such other procedures as the Company may establish for notifying the Company of the exercise of this Option.

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or certified check made payable to the Company; or

(B) at the discretion of the Plan Administrator and to the extent permitted by Applicable Law, in shares of Common Stock valued at Fair Market Value on the date on which this Option shall have been exercised in accordance with this Section 9 (the “Exercise Date”) and held by Optionee (or any other person or persons exercising the Option) for the requisite period (if any) necessary to avoid a charge to the Company’s earnings for financial reporting purposes; or

(C) to the extent the option is exercised for vested Option Shares following the IPO, through a special sale and remittance procedure established by the Company pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (1) to a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with any applicable pre-clearance or pre-notification requirements) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale; or

(D) such other method of payment as the Plan Administrator may approve.

(iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this Option.

(iv) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of applicable securities laws.

Exhibit A to Notice of Grant of Stock Option

(v) Make appropriate arrangements with the Company (or Affiliate employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this Option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this Option be exercised for any fractional shares.

10. Compliance with Laws and Regulations.

(a) The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

11. Successors and Assigns. Except to the extent otherwise provided in Sections 3 and 5, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

12. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

Optionee generally consents to the delivery of any notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (“Electronic Notice”) at the electronic mail address or the facsimile number as set forth in the books of the Company. To the extent that any notice given via electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given. Optionee agrees to promptly notify the Company of any change in Optionee’s electronic mail address, but failure to do so shall not affect the foregoing.

Exhibit A to Notice of Grant of Stock Option

13. Construction; Administrator Discretions. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

14. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to options awarded under the Plan or future options that may be awarded under the Plan by electronic means or request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Texas without resort to that state’s conflict-of-laws rules.

16. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the Company’s stockholders, then this Option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

17. Code Section 409A. Under Section 409A of the Code, an option that is granted with an exercise price per share of Common Stock that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a share of Common Stock on the Grant Date (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (i) income recognition by Optionee prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest tax to Optionee. Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the exercise price per share of Common Stock of this Option equals or exceeds the Fair Market Value of a share of Common Stock on the Grant Date in a later examination. Optionee agrees that if the IRS determines that this Option was granted with an exercise price per share of Common Stock that was less than the Fair Market Value of a share of Common Stock on the Grant Date, Optionee will be solely responsible for Optionee’s costs related to such a determination.

18. Modifications to the Agreement. This Agreement and the Plan constitutes the entire understanding of the parties on the subjects covered. Optionee expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to the Option, this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Optionee, to comply with Section 409A of the Code or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Option.

Exhibit A to Notice of Grant of Stock Option

19. Market Standoff Agreement. Optionee hereby agrees that, if requested by the managing underwriter, it will not, without the prior written consent of the Company, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering or any secondary public offering, as applicable, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) calendar days in the case of an initial public offering and, solely in the case of a holder of shares of the Company’s Common Stock, ninety (90) calendar days in the case of any secondary public offering (or such other period as may be requested by the Company or managing underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto)) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 20.

* * * * * *

Exhibit A to Notice of Grant of Stock Option

NON-EMPLOYEE DIRECTOR

EXHIBIT I

NOTICE OF EXERCISE

Mavenir Systems, Inc.

1700 International Parkway, Suite 200

Richardson, TX 75081

Attn: Secretary

1. Exercise of Option. Effective as of today,                     ,         , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option (the “Option”) to purchase                      shares of the Common Stock (the “Shares”) of Mavenir Systems, Inc. (the “Company”) under and pursuant to the 2013 Equity Incentive Plan (the “Plan”) and the Notice of Grant of Stock Option (and Stock Option Agreement) dated                     ,          (the “Option Agreement”).

2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in the Plan.

5. Company’s Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase up to all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

Exhibit I to Stock Option Agreement

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. To the extent that the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier to occur of (i) the consummation of a Change of Control or (ii) first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

Exhibit I to Stock Option Agreement

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS, IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE COMPANY) SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A 180-DAY MARKET STANDOFF AGREEMENT, AND A RIGHT OF FIRST REFUSAL HELD BY THE COMPANY AS SET FORTH IN AN EXERCISE NOTICE BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

Exhibit I to Stock Option Agreement

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Plan Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Plan Administrator shall be final and binding on all parties.

10. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on this Exercise Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

Optionee generally consents to the delivery of any notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (“Electronic Notice”) at the electronic mail address or the facsimile number as set forth in the books of the Company. To the extent that any notice given via electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given. Optionee agrees to promptly notify the Company of any change in Optionee’s electronic mail address, but failure to do so shall not affect the foregoing.

11. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Texas. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining provisions hereof will continue in full force and effect.

Exhibit I to Stock Option Agreement

12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE:	MAVENIR SYSTEMS, INC.

By:
Signature	Its:
Print Name
Date Received
Address

* * * * * *

Exhibit I to Stock Option Agreement

EXHIBIT B

2013 EQUITY INCENTIVE PLAN